                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 2-66269


DEAN WITTER
AMERICAN VALUE FUND
PROSPECTUS --MARCH 31, 1997
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DEAN WITTER AMERICAN VALUE FUND (THE "FUND") IS AN OPEN-END DIVERSIFIED
MANAGEMENT INVESTMENT COMPANY WHOSE INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL GROWTH CONSISTENT WITH AN EFFORT TO REDUCE VOLATILITY. THE FUND INVESTS PRINCIPALLY IN COMMON STOCK OF COMPANIES IN INDUSTRIES WHICH, AT THE TIME OF THE INVESTMENT, ARE BELIEVED TO BE ATTRACTIVELY VALUED GIVEN THEIR ABOVE AVERAGE RELATIVE EARNINGS GROWTH POTENTIAL AT THAT TIME. (SEE "INVESTMENT OBJECTIVE AND POLICIES.")

Shares of the Fund are continuously offered at net asset value without the imposition of a sales charge. However, redemptions and/or repurchases are subject in most cases to a contingent deferred sales charge, scaled down from 5% to 1% of the amount redeemed, if made within six years of purchase, which charge will be paid to the Fund's Distributor, Dean Witter Distributors Inc. (See "Redemptions and Repurchases--Contingent Deferred Sales Charge.") In addition, the Fund pays the Distributor a distribution fee pursuant to a Plan of Distribution at the annual rate of 1.0% of the lesser of (i) the average daily aggregate net sales or (ii) the average daily net assets of the Fund. (See "Purchase of Fund Shares--Plan of Distribution.")

This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated March 31, 1997, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

TABLE OF CONTENTS

Prospectus Summary ....................................................      2

Summary of Fund Expenses ..............................................      3

Financial Highlights ..................................................      4

The Fund and its Management ...........................................      5

Investment Objective and Policies .....................................      5

 Risk Considerations ..................................................      9

Investment Restrictions ...............................................     11

Purchase of Fund Shares ...............................................     11

Shareholder Services ..................................................     13

Redemptions and Repurchases ...........................................     15

Dividends, Distributions and Taxes ....................................     17

Performance Information ...............................................     18

Additional Information ................................................     18

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

DEAN WITTER
AMERICAN VALUE FUND
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048
(212) 392-2550 OR
(800) 869-NEWS

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               Dean Witter Distributors Inc., Distributor

PROSPECTUS SUMMARY
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
 --------------- ---------------------------------------------------------------------------
THE FUND         The Fund, a Massachusetts business trust, is an open-end diversified management investment company investing principally in industries which, at the time of investment, are believed to be attractively valued given their above average relative earnings growth potential at that time (see page 5).
---------------  ---------------------------------------------------------------------------
SHARES OFFERED   Shares of beneficial interest with $0.01 par value (see page 18).
---------------  ---------------------------------------------------------------------------
OFFERING         At net asset value (see page 11). Shares redeemed within six years of
 PRICE           purchase are subject to a contingent deferred sales charge under most circumstances (see page 15).
---------------  ---------------------------------------------------------------------------
MINIMUM          Minimum initial investment, $1,000 ($100 if the account is opened through
 PURCHASE        EasyInvest (Service Mark) ); minimum subsequent investment, $100 (see page
                 11).
---------------  ---------------------------------------------------------------------------
INVESTMENT       The investment objective of the Fund is capital growth consistent with an
 OBJECTIVE       effort to reduce volatility.
---------------  ---------------------------------------------------------------------------
INVESTMENT       Dean Witter InterCapital Inc., the Investment Manager of the Fund, and its
 MANAGER         wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 102 investment companies and other portfolios with assets of approximately $93 billion at February 28, 1997 (see page 5).
---------------  ---------------------------------------------------------------------------
MANAGEMENT       The Investment Manager receives a monthly fee at an annual rate of 0.625 of
 FEE             1% of daily net assets up to $250 million in net assets; 0.50 of 1% of daily net assets over $250 million but not exceeding $2.5 billion; and
                 0.475 of 1% of daily net assets exceeding $2.5 billion (see page 5).
---------------  ---------------------------------------------------------------------------
DIVIDENDS AND    It is anticipated that distributions of income and net short-term capital
 CAPITAL GAINS   gains, if any, will be made semi-annually. Net long-term capital gains, if
 DISTRIBUTIONS   any, are distributed at least annually or retained for reinvestment by the
                 Fund. Dividends and capital gains distributions are automatically reinvested in additional shares at net asset value unless the shareholder elects to receive cash (see page 17).
---------------  ---------------------------------------------------------------------------
DISTRIBUTOR AND  Dean Witter Distributors Inc. (the "Distributor"). For its services as
 DISTRIBUTION    Distributor, which includes payment of sales commissions to account
 FEE             executives and various other promotional and sales related expenses, the
                 Distributor receives from the Fund a distribution fee accrued daily and payable monthly at the rate of 1.0% per annum of the lesser of (a) the average daily aggregate net sales or (b) the average daily net assets of the Fund. The fee compensates the Distributor for services provided in distributing shares of the Fund and for sales related expenses. The
                 Distributor also receives the proceeds of any contingent deferred sales charges (see pages 11-12 and 15).
---------------  ---------------------------------------------------------------------------
REDEMPTION--     At net asset value; redeemable involuntarily if total value of the account
 CONTINGENT      is less than $100 or, if the account was opened through EasyInvest, if
 DEFERRED        after twelve months the shareholder has invested less than $1,000 in the
 SALES CHARGE    account. Although no commission or sales charge is imposed upon the purchase of shares, a contingent deferred sales charge (scaled down from 5%
                 to 1%) is imposed on any redemption of shares which causes the aggregate current value of an account with the Fund to fall below the aggregate amount of the investor's purchase payments made during the preceding six years. There is no charge imposed on redemption of shares purchased through reinvestment of dividends or distributions (see pages 15-17).
---------------  ---------------------------------------------------------------------------
RETIREMENT       You can take advantage of tax benefits for personal retirement accounts by
 PLANS           investing in the Fund through an IRA (Individual Retirement Account) or
                 Custodial Account under Section 403(b)(7) of the Internal Revenue Code (see page 13).
---------------  ---------------------------------------------------------------------------
RISKS            The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities. Emphasis on attractive industries may run contrary to general market assessments and may involve risks associated with departure from typical S&P 500 industry weightings. It should be recognized that the Fund's investments in small and medium-capitalization companies involve greater risk than is customarily associated with investing in larger, more established companies. The Fund may invest in the securities of foreign issuers which entails additional risks. The Fund may also invest in futures and options which may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments (see pages 6-10).
-----------------------------------------------------------------------------

 The above is qualified in its entirety by the detailed information appearing elsewhere in the Prospectus and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
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   The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended December 31, 1996.

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases.............................................      None
Maximum Sales Charge Imposed on Reinvested Dividends..................................      None
Deferred Sales Charge
  (as a percentage of the lesser of original purchase price or redemption proceeds) ..      5.0%

   A deferred sales charge is imposed at the following declining rates:

                                          PERCENTAGE OF
YEAR SINCE PURCHASE PAYMENT MADE         AMOUNT REDEEMED
                                      -------------------
First................................          5.0%
Second ..............................          4.0%
Third................................          3.0%
Fourth...............................          2.0%
Fifth................................          2.0%
Sixth ...............................          1.0%
Seventh and thereafter...............          None
Redemption Fees...........................................     None
Exchange Fee..............................................     None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees...........................................     0.51%
12b-1 Fees*...............................................     0.88%
Other Expenses............................................     0.14%
Total Fund Operating Expenses.............................     1.53%

------------
* A portion of the 12b-1 fee equal to 0.25% of the Fund's average daily net assets is characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines (see "Purchase of Fund Shares").

   Long-term shareholders of the Fund may pay more in sales charges and distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

 EXAMPLE                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                --------  ---------  ---------  ----------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
 of each time period:..........................................    $66        $78       $103        $182
You would pay the following expenses on the same investment,
 assuming no redemption:.......................................    $16        $48       $ 83        $182

   The above example should not be considered a representation of past or future expenses or performance. Actual expenses of the Fund may be greater or less than those shown.

   The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Plan of Distribution" and "Redemptions and Repurchases."

FINANCIAL HIGHLIGHTS
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   The following per share data and ratios for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of the independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                         FOR THE YEAR ENDED DECEMBER 31,
                              ----------------------------------------------------
                                  1996       1995      1994       1993       1992
                              ----------  --------  ---------  ---------  --------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period.........    $27.16     $21.21    $23.10     $20.93     $20.66
                              ----------  --------  ---------  ---------  --------
Net investment income
 (loss) .....................     (0.08)      0.01      --        (0.09)      0.03
Net realized and
 unrealized gain (loss)......      2.86       8.87     (1.57)      3.94       0.71
                              ----------  --------  ---------  ---------  --------
Total from investment
 operations .................      2.78       8.88     (1.57)      3.85       0.74
                              ----------  --------  ---------  ---------  --------
Less dividends and
 distributions from:
  Net investment income .....     (0.01)      --        --        (0.01)     (0.03)
  Net realized gain..........     (2.92)     (2.93)    (0.32)     (1.67)     (0.44)
  Paid-in-capital............      --         --        --         --         --
                              ----------  --------  ---------  ---------  --------
Total dividends and
 distributions...............     (2.93)     (2.93)    (0.32)     (1.68)     (0.47)
                              ----------  --------  ---------  ---------  --------
Net asset value,
 end of period...............    $27.01     $27.16    $21.21     $23.10     $20.93
                              ==========  ========  =========  =========  ========
TOTAL INVESTMENT RETURN+          10.53%     42.20%    (6.75)%    18.70%      3.84%
Ratios to
Average Net Assets:
Expenses.....................      1.53%      1.61%     1.71%      1.61%      1.72%
Net investment income
 (loss)......................     (0.33)%     0.06%     0.01%     (0.59)%     0.18%
SUPPLEMENTAL DATA:
Net assets, end of period,
 (in millions)...............   $3,099     $2,389    $1,490      $1,218     $459
Portfolio turnover rate .....     279%        256%      295%       276%      305%
Average commission rate                                                       --
 paid........................ $0.0590         --        --         --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                 1991      1990       1989      1988      1987
                              --------  ---------  --------  --------  --------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period.........  $14.39     $14.81    $13.19     $12.21   $12.64
                              --------  ---------  --------  --------  --------
Net investment income
 (loss) .....................    0.05       0.24      0.34       0.29     0.19
Net realized and
 unrealized gain (loss)......    7.90      (0.38)     2.99       1.03     0.20
                              --------  ---------  --------  --------  --------
Total from investment
 operations .................    7.95      (0.14)     3.33       1.32     0.39
                              --------  ---------  --------  --------  --------
Less dividends and
 distributions from:
  Net investment income .....   (0.03)     (0.28)    (0.32)     (0.33)   (0.23)
  Net realized gain..........   (1.65)      --       (1.39)      --      (0.59)
  Paid-in-capital............    --         --        --        (0.01)    --
                              --------  ---------  --------  --------  --------
Total dividends and
 distributions...............   (1.68)     (0.28)    (1.71)     (0.34)   (0.82)
                              --------  ---------  --------  --------  --------
Net asset value,
 end of period...............  $20.66     $14.39    $14.81     $13.19   $12.21
                              ========  =========  ========  ========  ========
TOTAL INVESTMENT RETURN+        56.26%     (0.90)%   25.39%     10.84%    2.84%
Ratios to
Average Net Assets:
Expenses.....................    1.58%      1.70%     1.66%      1.78%    1.62%
Net investment income
 (loss)......................    0.29%      1.67%     2.23%      2.15%    1.42%
SUPPLEMENTAL DATA:
Net assets, end of period,
 (in millions)...............  $  227     $   89    $  100     $   90   $  109
Portfolio turnover rate .....     264%       234%      196%       133%     203%
Average commission rate
 paid........................    --         --        --         --        --

------------
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

   Dean Witter American Value Fund (the "Fund") is an open-end diversified management investment company incorporated in Maryland on December 13, 1979. The Fund was reorganized as a trust of the type commonly known as a "Massachusetts business trust" on April 30, 1987, at which time its name was changed from Dean Witter Industry-Valued Securities Inc. to Dean Witter American Value Fund.

   Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC") a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

   InterCapital and its wholly-owned subsidiary, Dean Witter Services Company, Inc. ("DWSC"), serve in various investment management, advisory, management and administrative capacities to a total of 102 investment companies, thirty of which are listed on the New York Stock Exchange, with combined total assets of approximately $89.8 billion as of February 28, 1997. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $3.2 billion at such date.

   On February 5, 1997, DWDC and Morgan Stanley Group Inc. announced that they had entered into an Agreement and Plan of Merger, with the combined company to be named Morgan Stanley, Dean Witter, Discover & Co. The business of Morgan Stanley Group Inc. and its affiliated companies is providing a wide range of financial services for sovereign governments, corporations, institutions and individuals throughout the world. DWDC is the direct parent of InterCapital and Dean Witter Distributors Inc., the Fund's distributor. It is currently anticipated that the transaction will close in mid-1997. Thereafter, InterCapital and Dean Witter Distributors Inc. will be direct subsidiaries of Morgan Stanley, Dean Witter, Discover & Co.

   The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained DWSC to perform the aforementioned administrative services for the Fund.

   The Fund's Board of Trustees reviews the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided in a satisfactory manner.

   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.625% of the portion of daily net assets not exceeding $250 million; 0.50% of the portion of daily net assets exceeding $250 million but not exceeding $2.5 billion; and 0.475% of the portion of daily net assets exceeding $2.5 billion. For the fiscal year ended December 31, 1996, the Fund accrued total compensation to the Investment Manager amounting to 0.51% of the Fund's average daily net assets and the Fund's total expenses amounted to 1.53% of the Fund's average daily net assets.

INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------------------

   The investment objective of the Fund is long-term capital growth consistent with an effort to reduce volatility. There is no assurance that the Fund's objective will be achieved. The investment objective may not be changed without the approval of the shareholders of the Fund. The investment policies discussed below may be changed without shareholder approval.

   The Fund seeks to achieve its investment objective by investing in a diversified portfolio of securities consisting principally of common stocks. The Fund utilizes an investment process that places primary emphasis on seeking to identify industries, rather than individual companies, as prospects for capital appreciation. The Investment Manager seeks to invest the assets of the Fund in those industries that, at the time of investment, are attractively valued given their above average relative earnings growth potential at that time. Therefore, the Fund is typically over-weighted in those sectors deemed to be attractive given their potential for above average earnings growth.

   After selection of the Fund's target industries, specific company investments are selected. In this process, the Investment Manager seeks to identify companies whose prospects are deemed attractive on the basis of an evaluation of valuation screens and prospective company fundamentals.

   The Investment Manager seeks to identify what stage of the business cycle the economy is in and which industry groups have historically outperformed the overall market during that stage of the cycle, i.e., typically, groups that tend to have the highest relative earnings growth at that point in the cycle. The Investment Manager also analyzes secular trends such as demographics, international trade, etc., that could cause the current cycle to differ from prior cycles and attempts to weight the portfolio appropriately, given those factors.

   Following selection of the Fund's specific investments, the Investment Manager will attempt to allocate the assets of the Fund so as to reduce the volatility of its portfolio. In doing so, the Fund may hold a portion of its portfolio in fixed-income securities (including zero coupon securities) in an effort to moderate extremes of price fluctuations. The Fund may invest up to 35% of its portfolio in common stocks of non-U.S. companies, including American Depository Receipts (which are custody receipts with respect to foreign securities), in companies in industries which have not been determined to be attractively valued or moderately attractively valued by the Investment Manager, and in convertible debt securities and warrants, convertible preferred securities, U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities) and investment grade corporate debt securities when, in the opinion of the Investment Manager, the projected total return on such securities is equal to or greater than the expected total return on common stocks, or when such holdings might be expected to reduce the volatility of the portfolio, and in money market instruments under any one or more of the following circumstances: (i) pending investment of proceeds of the sale of Fund shares or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; or (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. Greater than 35% of the Fund's total assets may be invested in money market instruments to maintain, temporarily, a "defensive" posture when, in the opinion of the Investment Manager, it is advisable to do so because of economic or market conditions.

   Because prices of stocks fluctuate from day to day, the value of an investment in the Fund will vary based upon the Fund's investment performance. The Fund is intended for long-term investors who can accept the risks involved in seeking long-term growth of capital through investment in the securities of large, medium and small-capitalization companies. Emphasis on attractive industries may run contrary to general market assessments and may involve risks associated with departure from typical S&P 500 industry weightings. It should be recognized that investing in small and medium-capitalization companies involves greater risk than is customarily associated with investing in more established companies.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege). For a discussion of the risks of investing in convertible securities, see "Risk Considerations" below.

   The Fund may purchase securities on a when-issued or delayed delivery basis, may purchase or sell securities on a forward commitment basis and may purchase securities on a "when, as and if issued" basis as discussed under "Risk Considerations" below.

OPTIONS AND FUTURES TRANSACTIONS

The Fund may purchase and sell (write) call and put options on debt and equity securities which are listed on Exchanges or are written in over-the-counter transactions ("OTC Options"). Listed options, which are currently listed on several different Exchanges, are issued by the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price. The Fund will not write covered options on portfolio securities exceeding in the aggregate 25% of the value of its total assets.

OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities in order to aid it in achieving its investment objective. As a writer of a call option, the Fund has the obligation, upon notice of exercise of the option, to deliver the security underlying the option (certain listed and OTC call options written by the Fund will be exercisable by the purchaser only on a specific date).

COVERED PUT WRITING. As a writer of covered put options, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put at the option's exercise price at any time during the option period. The Fund will write put options for two purposes: (1) to receive the premiums paid by purchasers; and (2) when the Investment Manager wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought.

PURCHASING CALL AND PUT OPTIONS. The Fund may invest up to 10% of its total assets in the purchase of put and call options on securities and stock indexes, with a maximum of 5% of the Fund's total assets invested in stock index options. The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the Fund's ability to purchase call and put options.

STOCK INDEX OPTIONS. The Fund may purchase and write options on stock indexes for hedging purposes. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. See "Risks of Options on Indexes" in the Statement of Additional Information.

FUTURES CONTRACTS. The Fund may purchase and sell interest rate and stock index futures contracts ("futures contracts") that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, and bills and GNMA Certificates ("interest rate" futures) and such indexes as the S&P 500 Index and the New York Stock Exchange Composite Index ("stock index" futures) and the Moody's Investment-Grade Corporate Bond Index ("bond index" futures). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging its fixed-income portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. The Fund will purchase or sell stock index futures contracts for the purpose of hedging its equity portfolio securities (or anticipated portfolio securities) against changes in their prices.

   The Fund also may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position.

RISKS OF OPTIONS AND FUTURES TRANSACTIONS. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

   The extent to which the Fund may enter into transactions involving options and futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Dividends, Distributions and Taxes."

   While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down, causing bond prices to rise, the Fund would incur a loss on the sale. Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. See the Statement of Additional Information for a further discussion of risks.

   New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize those risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund.

PRIVATE PLACEMENTS. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

   Rule 144A under the Securities Act permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

FOREIGN SECURITIES. The Fund may invest up to 35% of the value of its total assets, at the time of purchase, in securities issued by foreign issuers. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies held by the Fund. For a discussion of the risks of investing in foreign securities, see "Risk Considerations" below.

SPECIFIC INVESTMENT POLICIES

The Fund has adopted the following specific policies which are not fundamental investment policies and may be changed by the Board of Trustees.

   1. At least 65% of the Fund's total assets will be invested in common stocks of U.S. companies which, at the time of purchase, were in undervalued or moderately valued industries as determined by the Investment Manager, except as stated in Paragraph (3) below.

   2. Up to 35% of the value of the Fund's total assets may be invested in:
(a) common stocks of non-U.S. companies, or companies in non-classified industries, including American Depository Receipts (which are custody receipts with respect to foreign securities) (the Fund's investments in unlisted foreign securities are deemed to be illiquid securities, which under the Fund's current investment policies may not in the aggregate amount to more than 15% of the Fund's net assets); (b) convertible debt securities (bonds, debentures, corporate notes, preferred stock and other securities) which are convertible into common stock; (c) U.S. Government securities and investment grade corporate debt securities when, in the opinion of the Investment Manager, the projected total return on such securities is equal to or greater than the expected total return on equity securities, or when such holdings might be expected to reduce the volatility of the portfolio; and (d) money market instruments under any one or more of the following circumstances: (i) pending investment of proceeds of sale of shares of the Fund or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; or (iii) to maintain liquidity for the purpose of meeting anticipated redemptions.

   3. Notwithstanding any of the foregoing limitations, the Fund may invest more than 35% of the Fund's total assets in money market instruments to maintain, temporarily, a "defensive" posture when, in the opinion of the Investment Manager, it is advisable to do so because of economic or market conditions, including, for example, times during which the Investment Manager believes the risk, or volatility, relative to expected returns of the securities it monitors, is excessive.

   The foregoing limitations apply at the time of acquisition based on the last determined market value of the Fund's assets, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total assets will not require elimination of any security from the portfolio.

RISK CONSIDERATIONS

The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. The Fund is intended for long-term investors who can accept the risks involved in seeking long-term growth of capital through investment primarily in the securities of small and medium-sized growth companies. It should be recognized that investing in such companies involves greater risk than is customarily associated with investing in more established companies.

FOREIGN SECURITIES. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

   Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The Fund will incur costs in connection with conversions between various currencies.

   Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities.

   Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments. Investments in certain issuers may be speculative due to certain political risks and may be subject to substantial price fluctuations.

CONVERTIBLE SECURITIES. To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

   A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value.

PORTFOLIO MANAGEMENT

The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital, the views of Trustees of the Fund and others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant. No particular emphasis is given to investments in securities for the purpose of earning current income. The Fund's portfolio is managed within InterCapital's Growth and Income Group, which manages 28 equity funds and fund portfolios with approximately $11 billion in assets as of February 28, 1997. Anita H. Kolleeny, Senior Vice President of InterCapital and a member of InterCapital's Growth and Income Group, has been the primary portfolio manager of the Fund and a portfolio manager at InterCapital for over five years.

   Although the Fund does not engage in substantial short-term trading as a means of achieving its investment objective, it may sell portfolio securities without regard to the length of time they have been held, in accordance with the investment policies described earlier. It is anticipated that, under normal circumstances, the Fund's portfolio turnover rate will not exceed 400% in any one year. The Fund will incur brokerage costs commensurate with its portfolio turnover rate. Short term gains and losses may result from such portfolio transactions. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Fund's trading policy. A more extensive discussion of the Fund's portfolio brokerage policies is set forth in the Statement of Additional Information.

   Pursuant to an order of the Securities and Exchange Commission the Fund may effect principal transactions in certain money market instruments with DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR.

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund may not:

   1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

   2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

   3. Invest more than 25% of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or to cash equivalents.

   4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities.

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------

   The Fund offers its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other brokers and dealers which have entered into agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

   The minimum initial purchase is $1,000. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter American Value Fund, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting a DWR or other Selected Broker-Dealer account executive. The minimum initial purchase in the case of investments through EasyInvest, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, if the Fund has reason to believe that additional investments will increase the investment in each account under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless requested by the shareholder in writing to the Transfer Agent.

   Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment.

Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions. The offering price will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below).

   While no sales charge is imposed at the time shares are purchased, a contingent deferred sales charge may be imposed at the time of redemption (see "Redemptions and Repurchases"). Sales personnel are compensated for selling shares of the Fund at the time of their sale by the Distributor and/or Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution, pursuant to Rule 12b-1 under the Act (the "Plan"), under which the Fund will pay the Distributor a fee, which is accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund's original plan of distribution on April 30, 1984 (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since that plan's inception upon which a contingent deferred sales charge has been imposed or waived, or (b) the average daily net assets of the Fund attributable to shares issued, net of related shares redeemed, since inception of the Fund's original plan of distribution. This fee is treated by the Fund as an expense in the year it is accrued. Of the amount accrued under the Plan, 0.25% of the Fund's average daily net assets is characterized as a service fee within the meaning of the NASD guidelines. The service fee is a payment made for personal service and/or the maintenance of Shareholder accounts.

   Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses incurred.

   For the fiscal year ended December 31, 1996, the Fund accrued payments under the Plan amounting to $24,339,469, which amount is equal to 0.88% of the Fund's average daily net assets for the fiscal year. The payments accrued under the Plan were calculated pursuant to clause (a) of the compensation formula under the Plan.

   At any given time, the Distributor may incur expenses in distributing shares of the Fund which may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan and the Fund's original plan of distribution, and (ii) the proceeds of contingent deferred sales charges paid by investors upon the redemption of shares (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). For example, if the Distributor incurred $1 million in expenses in distributing shares of the Fund and $750,000 had been received by the Distributor as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $71,290,842 at December 31, 1996, which was equal to 2.30% of the Fund's net assets on such date.

   Because there is no requirement under the Plan that the Distributor be reimbursed for all its expenses or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), by taking the value of all assets of the Fund, subtracting all its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent.

The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

   In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other stock exchange is valued at its latest sale price on that exchange, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange. Dividends receivable are accrued as of the ex-dividend date or as of the time that the relevant ex-dividend date and amounts become known.

   Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

   Certain securities in the Fund's portfolio may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

   AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund (or, if specified by the shareholder, any other open-end investment company for which InterCapital serves as investment manager (collectively, with the Fund, the "Dean Witter Funds")), unless the shareholder requests that they be paid in cash. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases").

INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases").

EASYINVEST. (Service Mark) Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (See "Redemptions and Repurchases--Contingent Deferred Sales Charge"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

EXCHANGE PRIVILEGE

The Fund makes available to its shareholders an "Exchange Privilege" allowing the exchange of shares of the Fund for shares of other Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds"), and for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing eleven non-CDSC funds are hereinafter collectively referred to in this section as the "Exchange Funds.") Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

   An exchange to another CDSC fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the CDSC funds can be effected on the same basis. No contingent deferred sales charge ("CDSC") is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. Shares of the Fund acquired in exchange for shares of another CDSC fund having a different CDSC schedule than that of this Fund will be subject to the CDSC schedule of this Fund, even if such shares are subsequently re-exchanged for shares of the CDSC fund originally purchased. During the period of time the shareholder remains invested in shares of an Exchange Fund (calculated from the last day of the month in which the shares were acquired) the holding period (for the purpose of determining the rate of the contingent deferred sales charge) is frozen. If those shares are subsequently reexchanged for shares of a CDSC fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a CDSC fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a CDSC fund (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). However, in the case of shares exchanged for shares of an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.)

   In addition, shares of the Fund may be acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge ("front-end sales charge funds"), but shares of the Fund, however acquired, may not be exchanged for shares of front-end sales charge funds. Shares of a CDSC fund acquired in exchange for shares of a front-end sales charge fund (or in exchange for shares of other Dean Witter Funds for which shares of a front-end sales charge fund have been exchanged) are not subject to any CDSC upon their redemption.

   Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

   The Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to shareholders who hold shares of an Exchange Fund pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice under certain unusual circumstances. Shareholders maintaining margin accounts with DWR or another

Selected Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their DWR or other Selected Broker-Dealer account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at
(800) 869-NEWS (toll-free).

   The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------

   REDEMPTION. Shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable contingent deferred sales charges (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption sent to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional documentation required by the Transfer Agent.

CONTINGENT DEFERRED SALES CHARGE. Shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any charge upon redemption. Shares redeemed sooner than six years after purchase may, however, be subject to a charge upon redemption. This charge is called a "contingent deferred sales charge" ("CDSC"), and it will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the table below:

                               CONTINGENT DEFERRED
         YEAR SINCE               SALES CHARGE
          PURCHASE             AS A PERCENTAGE OF
        PAYMENT MADE             AMOUNT REDEEMED
--------------------------  -----------------------
First......................            5.0%
Second.....................            4.0%
Third......................            3.0%
Fourth.....................            2.0%
Fifth......................            2.0%
Sixth......................            1.0%
Seventh and thereafter ....           None

   A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years preceding the redemption; (ii) the current net asset value of shares purchased more than six years prior to the redemption; and
(iii) the current net asset asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first. In addition, no CDSC will be imposed on redemptions of shares which were purchased by the employee benefit plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees as qualified under Section 401(k) of the Internal Revenue Code.

   In addition, the CDSC, if otherwise applicable, will be waived in the case of:

   (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

   (2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2);
(b) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (C) a tax-free return of an excess contribution to an IRA; and

   (3) all redemptions of shares held for the benefit of a participant in a corporate or self-employed retirement plan qualified under Section 401(k) of the Internal Revenue Code which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which Dean Witter Trust Company or Dean Witter Trust FSB, each of which is an affiliate of the Investment Manager, serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, ("Eligible 401(k) Plan"), provided that either: (a) the plan continues to be an Eligible 401(k) Plan after the redemption; or (b) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

   With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value per share next determined (see "Purchase of Fund Shares") after such purchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

   The CDSC, if any, will be the only fee imposed upon repurchase by the Fund, the Distributor, DWR or other Selected Broker-Dealer. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent.) Shareholders maintaining margin accounts with DWR or another Selected Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within thirty days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

INVOLUNTARY REDEMPTION. The Fund reserves the right, on sixty days' notice, to redeem, at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under
Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100 as a result of redemptions or repurchases or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvest, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow him or her sixty days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   DIVIDENDS AND DISTRIBUTIONS. The Fund intends to pay semi-annual dividends and to distribute substantially all of the Fund's net investment income and net short-term capital gains, if there are any. The Fund intends to distribute dividends from net long-term capital gains, if any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any long-term capital gains in any year for reinvestment.

   All dividends and any capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends be paid in cash. (See "Shareholder Services--Automatic Investment of Dividends and Distributions".)

TAXES. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash.

   One of the requirements for the Fund to remain qualified as a regulated investment company is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in the writing of options on securities held for less than three months, in the writing of options which expire in less than three months, and in effecting closing transactions with respect to call or put options which have been written or purchased less than three months prior to such transactions. The Fund may also be restricted in its ability to engage in transactions involving futures contracts.

   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

   The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources would, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

   After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of dividends eligible for the Federal dividends received deduction available to corporations. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

   Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   From time to time the Fund may quote its "total return" in advertisements and sales literature. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over periods of one, five and ten years. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the Fund and all sales charges which would be incurred by redeeming shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

   In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc., the S&P 500 Stock Index and the Dow Jones Industrial Average).

ADDITIONAL INFORMATION
-----------------------------------------------------------------------------

   VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

   The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the Shareholders.

   Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within 60 days of a sale or a sale within 60 days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within 30 days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

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

DEAN WITTER
AMERICAN VALUE FUND
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048


TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and
General Counsel

Anita H. Kolleeny
Vice President

Thomas F. Caloia
Treasurer


CUSTODIAN

The Bank of New York
90 Washington Street
New York, New York 10286


TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Dean Witter InterCapital Inc.